Exhibit 10.3

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

Amendment No. 5 to Network Services Agreement

That certain NETWORK SERVICES AGREEMENT (the “Agreement”), dated September 28, 2001, by and between SAVVIS Communications Corporation, a Delaware corporation (“SAVVIS”), and Reuters Limited, a company incorporated in England under registered number 145516 (“Reuters”), as amended, is hereby further amended effective July 23, 2003 (the “Effective Date”) by this Amendment No. 5 (the “Amendment”), as follows:

1.	New Services. In accordance with the Agreement and this Amendment, SAVVIS shall provide Reuters with “Network-based Security Services” as a New Service.

2.	“Network-based Security Services” is hereby added as a new subsection 2.1.1(I) of the Agreement.

3.	The following is hereby added as Section 13 of Schedule 2:

13. SERVICE DEFINITION –“NETWORK-BASED SECURITY SERVICES”

13.1 Overview

The stateful inspection firewall is an extension of the basic packet filtering architecture employed by most routers. Stateful inspection occurs at the Media Access Control (MAC) or network layer, thus making it fast and preventing suspect packets from moving up the protocol stack. Unlike static packet filtering, however, stateful inspection makes its decisions based on all the data in the packet (corresponding to all levels of the OSI stack). The state of the connection is monitored at all times (hence stateful inspection), allowing the actions of the firewall to vary based on the administrator-defined rules and the state of previous communications. The firewall is capable of remembering the state of each ongoing communication across it, thus allowing it to effectively screen all packets for unauthorized access while maintaining high security, even with connectionless protocols such as User Datagram Protocol (UDP).

13.2 Service Elements

(i)	SAVVIS will provide Network-based Security Services under the same terms and conditions as Managed Services.

(ii)	[**]

(iii)	The term “Firewall” for the purposes of this Amendment only shall mean a network-based stateful multilevel inspection firewall.

(iv)	Network-Based Firewall Configuration

[**]	CONFIDENTIAL TREATMENT REQUESTED

a. [**]

b. [**]

4.	The following is hereby added as Section 1.11 of Schedule 3 of the Agreement:

3. Pricing - Network-Based Firewall (Client IIP )

Monthly Management fee per Firewall:                     [**]

[**] per rule change/add/delete:                                 [**]

Note 1: The above pricing is based on [**] sites having identical Firewall rule sets.

Note 2: The Monthly Management fee per Firewall will be added to the monthly Client IIP charges as detailed in Schedule 3 of the Agreement and Amendment No. 3 to the NSA.

Note 3: Normal rule changes are rules that are completed with [**] business hours, however, [**].

Emergency rule changes:                                           [**]

Note 1: Emergency changes will be initiated within [**] hours of Reuters confirming its request for such change [**]

5.	The Firewall policy is set forth in Exhibit A hereto.

6.	The following is hereby added at the end of Section 3.2(xiii) of Schedule 2 of the Agreement:

(c) [**]

(d) [**]

7.	Except as provided herein, all of the terms and conditions of the Agreement shall remain in full force and effect as set forth therein.

[SIGNATURE PAGE FOLLOWS]

[**] CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to the Network Services Agreement to be executed as of the Effective Date.

SAVVIS COMMUNICATIONS CORPORATION

By	/s/ Matthew Fanning
Name: Matthew Fanning Title: Executive Vice President, Strategic Development and Business Planning

REUTERS LIMITED

By	/s/ Philip J. Sayer
Name: Philip J. Sayer Title: Head of Vendor Relations & Communications

EXHIBIT A

[**]

[**]	CONFIDENTIAL TREATMENT REQUESTED

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